UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 22, 2023

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-16197	22-3537895
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Hills Drive, Suite 300, Bedminster, New Jersey	07921
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	PGC	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2023, Peapack-Gladstone Financial Corporation (the “Company”) and its wholly owned subsidiary Peapack-Gladstone Bank (the “Bank”) entered into a Retirement Transition Agreement with Robert A. Plante, Executive Vice President and Chief Operating Officer of the Company and the Bank.  Under the agreement, if Mr. Plante (i) provides at least six months advance written notice of his expected retirement date; (ii) terminates employment after completing seven years of service with the Bank and attaining age 62; and (iii) the sum of Mr. Plante’s age and years of service equals 70 or more as of the date of his termination of employment, any unvested time-based restricted stock units (“RSUs”) that Mr. Plante has as of his retirement date will fully vest, and any unvested performance-based RSUs that Mr. Plante has as of his retirement date will vest based on the following: (i) for the applicable performance period with respect to each full calendar year preceding his retirement date, on the level of actual achievement of the Company for the applicable performance period, and (ii) for the applicable performance period with respect to the calendar year of and each full calendar year following his retirement date, the target level of achievement of the applicable performance goals for the applicable performance period.  In addition, the agreement provides that, for a period of one year following his retirement, Mr. Plante will make himself available to provide consulting services to the Company and will not compete with the Company and not solicit the employees or customers of the Company.

The foregoing description of the Retirement Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the Retirement Transition Agreement included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Retirement Transition Agreement for Robert A. Plante

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: March 28, 2023	By:	/s/ Douglas L. Kennedy
Douglas L. Kennedy
President and Chief Executive Officer